                                                                   EXHIBIT 10.14


                                    GUARANTY

Gentlemen:

      In consideration of any and all loans, advances, acceptances, discounts and extensions of credit made by WorldWide Data, Inc., a Delaware corporation ("WorldWide") to, for the account of, or on behalf of AmCan Minerals Limited, a British Columbia corporation, (hereinafter called the "Borrower"), pursuant to a certain Promissory Note dated December 31, 1999 for US$177,685 (the "Note") the undersigned, hereinafter called the "Guarantor", hereby jointly and severally, absolutely and unconditionally, guarantee to WorldWide the punctual payment in full at maturity of the principal, interest and other sums due and to become due from the Borrower to WorldWide under the Note at any time and from time to time from the date hereof until the termination of the liability of the Guarantor hereunder as hereinafter provided, on account of any and all obligations, indebtedness and liability of the Borrowereinafter referred to as "indebtedness").

      The Guarantor expressly waives the following: notice of the incurring of indebtedness by the Borrower; the acceptance of this guaranty by WorldWide; presentment and demand for payment, protest, notice of protest and notice of dishonor or non-payment of any instrument evidencing indebtedness of the borrower; any right to require suit against the Borrower or any other party before enforcing this guaranty; any right to have security applied before enforcing this guaranty; and any right of subrogation to WorldWide's rights against the Borrower until the Borrower's indebtedness is paid in full.

      The Guarantor hereby consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of other guaranties, abstaining from taking advantage of or realizing upon any collateral security or other guaranties and any and all other forbearances or indulgences granted by WorldWide to the Borrower or any other party may be made, granted and effected by WorldWide without notice to the Guarantor and without in any manner affecting his liability hereunder.

      In the event that a petition in bankruptcy or for an arrangement or reorganization of the Borrower under the bankruptcy laws or for the appointment of a receiver for the Borrower or any of its property is filed by or against the Borrower, or if the Borrower shall make an assignment for the benefit of creditors or shall become insolvent, all indebtedness of the Borrower shall, for the purpose of this guaranty, be deemed at WorldWide's election to have become immediately due and payable.

      The Guarantor further agrees to pay WorldWide any and all costs, expenses and reasonable attorneys' fees paid or incurred by WorldWide in collecting or endeavoring to collect the indebtedness of the Borrower or in enforcing or endeavoring to enforce this guaranty. All accounts, deposits, and property of the Guarantor with or in the hands of WorldWide shall be and stand pledged as collateral security for the indebtedness of the Borrower; and WorldWide shall have the same right of setoff with respect to deposits and other credits of the Guarantor as it has with respect to deposits and other credits of the borrower.

      This guaranty shall operate as a continuing guaranty and shall expire as to any Guarantor only upon written notice signed by such Guarantor or his personal representative and actually received by WorldWide, but such termination shall be effective only as to indebtedness of the Borrower incurred subsequent to the receipt of such notice by WorldWide, and this guaranty shall remain in full force and effect as to all indebtedness of the borrower theretofore incurred. This guaranty shall be binding upon the Guarantor and his respective heirs, executors, administrators and assigns, jointly and severally, and shall ensure to the benefit of WorldWide and its successors and assigns. The terms "Guarantor" and "Borrower" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require.

      IN WITNESS WHEREOF, this guaranty has been executed and delivered to WorldWide Data, Inc. by the undersigned guarantor this 31st day of December, 1999.

                                 Signature: /s/ Bronson B. Conrad
                                            ----------------------

                                 Name:      Bronson B. Conrad

                                 Address:
                                            ----------------------

                                            ----------------------

                                            ----------------------

                                        2